UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022 (January 12, 2022)

FTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38382	30-0780081
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Main Street, Suite 2900

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

(817) 862-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	FTSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously disclosed, FTS International, Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated October 21, 2021 (the “Merger Agreement”) with ProFrac Holdings, LLC (“Parent”) and ProFrac Acquisitions, Inc., a wholly owned subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent.

On January 12, 2022, the Company issued a press release announcing that the Company has set March 3, 2022 as the date for its special meeting of stockholders (the “Special Meeting”) to consider and vote upon certain proposals related to the Merger Agreement. The Special Meeting will be held virtually, and stockholders of the Company can attend the Special Meeting using the virtual meeting instructions that will be set forth on their proxy cards. Holders of record of common stock of the Company as of the close of business on January 21, 2022 will be entitled to receive notice of and to vote at the Special Meeting.

The completion of the Merger remains subject to customary closing conditions, including the adoption of the Merger Agreement by the Company’s stockholders (and, unless the Company has waived such condition, the adoption of the Merger Agreement by holders of a majority of the outstanding shares of common stock of the Company other than those held by Parent and its affiliates).

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between the Company and Parent. In connection with this proposed transaction, FTSI has filed a proxy statement with the Securities and Exchange Commission (the “SEC”), the definitive version of which will be mailed or otherwise disseminated to the Company’s stockholders when it becomes available. This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting the Company’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

The Company, Parent, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about the Company’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on the Company 's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of the Company’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company I to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company ’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and the Company does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, FTS International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2022

FTS INTERNATIONAL, INC.

By:	/s/ Jared Vitemb
	Name:	Jared Vitemb
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Exhibit 99.1

FTS INTERNATIONAL ANNOUNCES RECORD DATE AND MEETING DATE FOR SPECIAL MEETING FOR PROPOSED MERGER WITH PROFRAC

January 12, 2022

FORT WORTH, TEXAS -- (BUSINESS WIRE) -- FTS International, Inc. (NYSE American: FTSI) ( “FTSI”) today announced that its special meeting of FTSI stockholders (the “Special Meeting”) has been set for March 3, 2022 at 9:00 a.m. Eastern Time. The close of business on January 21, 2022 has been set as the record date for the determination of shareholders eligible to receive a proxy and vote at the Special Meeting. The Special Meeting will be held in order for FTSI shareholders to consider and vote on the previously announced merger transaction (the “Merger”) with ProFrac Holdings, LLC, a Texas limited liability company (“ProFrac”) and certain related matters. The special meeting will be a “virtual meeting” of shareholders, meaning that shareholders may participate solely “by means of remote communications.”

On October 22, 2021, FTSI announced a definitive agreement (the “Merger Agreement”) for a business combination with ProFrac and ProFrac Acquisitions, Inc., a Delaware limited liability company, and a wholly owned subsidiary of ProFrac that would result in FTSI becoming a wholly owned subsidiary of ProFrac.

The completion of the Merger remains subject to customary closing conditions, including the adoption of the Merger Agreement by FTSI’s stockholders (and, unless FTSI has waived such condition, the adoption of the Merger Agreement by holders of a majority of the outstanding shares of common stock of FTSI other than those held by ProFrac and its affiliates).

About FTS International, Inc.

Headquartered in Fort Worth, Texas, FTS International is a pure-play hydraulic fracturing service company with operations across multiple basins in the United States.

To learn more, visit www.FTSI.com.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between FTSI and ProFrac. In connection with this proposed transaction, FTSI has filed a proxy statement with the Securities and Exchange Commission (the “SEC”), the definitive version of which will be mailed or otherwise disseminated to FTSI’s stockholders when it becomes available. This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, ProFrac, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in FTSI's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of FTSI.

Contacts:

FTSI

Lance Turner

Chief Financial Officer, FTSI

817-862-2000

Investors@FTSI.com

3